AT&T

                           SENIOR MANAGEMENT LONG TERM

                     DISABILITY AND SURVIVOR PROTECTION PLAN





                As Amended and Restated effective January 1, 1995






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                                      AT&T

                           SENIOR MANAGEMENT LONG TERM

                     DISABILITY AND SURVIVOR PROTECTION PLAN

                                Table of Contents



ARTICLE 1
DEFINITIONS.........................................................4


ARTICLE 2  DISABILITY
ALLOWANCE................................................7


ARTICLE 3  MINIMUM RETIREMENT
BENEFIT.........................................11


ARTICLE 4  SURVIVING SPOUSE
BENEFIT...........................................12


ARTICLE 5  DEATH
BENEFITS.....................................................13


ARTICLE 6  SOURCE OF
PAYMENT..................................................14

6.01. SOURCE OF
PAYMENTS......................................................14
6.02. UNFUNDED
STATUS.........................................................14

ARTICLE 7  ADMINISTRATION OF THE
PLAN.........................................16

7.01. ADMINISTRATION AND
AUTHORITIES..........................................16
7.02.
COMMITTEE...............................................................16
7.03.
INDEMNIFICATION.........................................................16
7.04. BENEFIT CLAIMS AND
APPEALS..............................................16

ARTICLE 8  ADOPTION, AMENDMENT AND
TERMINATION................................18

8.01. ADOPTION OF
PLAN........................................................18
8.02. AMENDMENT AND
TERMINATION...............................................18
8.03. SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING
COMPANY...........20

ARTICLE 9  GENERAL
PROVISIONS.................................................21

9.01. EFFECTIVE
DATE..........................................................21
9.02. ASSIGNMENT OF
BENEFITS..................................................21
9.03. CLAIMS
RELEASE..........................................................21
9.04. DAMAGE CLAIMS OR
SUITS..................................................21
9.05. JUDGMENT OR
SETTLEMENT..................................................22
9.06. FORFEITURE OF
BENEFITS..................................................22
9.07. PAYMENT UNDER
LAW.......................................................22
9.08. GOVERNING
LAW...........................................................22
9.09.
SEVERABILITY............................................................22
9.10. FACILITY OF
PAYMENT.....................................................23
9.11.
HEADINGS................................................................23
9.12. TAX
WITHHOLDING.........................................................23
9.13. FIDUCIARY
RELATIONSHIP..................................................23
9.14. NO GUARANTEE OF
EMPLOYMENT..............................................23
9.15. PLAN
YEAR...............................................................24
9.16. ENTIRE
PLAN.............................................................24

APPENDIX A PRIOR PLAN
PROVISIONS..............................................25




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                                    ARTICLE 1
                                   DEFINITIONS

For the purpose of the Plan, the following terms shall have the meanings set forth in thisArticle 1.

1.01. "Administrator" shall mean the person identified as the Pension
         Plan Administrator under the Pension Plan or such other person or entity designated by the Company.

1.02. "Affiliated Corporation" shall mean any corporation or other entity of which 50 percent or more of the voting stock is owned directly or indirectly by AT&T.

1.03.    "AT&T" or "Company" shall mean AT&T Corp. (formerly
American  Telephone
         and Telegraph Company), a New York Corporation, or its successors.

1.04. "Annual Basic Pay" shall mean the Participant's annual base salary rate on the last day the Participant was on the active payroll plus, with respect to a Participant whose last day on the active payroll occurred after April 15, 1991, an amount determined with reference to the Short Term Plan, but excluding all differentials regarded as temporary or extra payments and all awards and distributions made under the Long Term Plan. For purposes of determining the Disability
         Allowance under Article 2, the amount determined with reference to the Short Term  Plan  shall be the last  Short  Term
Award  granted to
         the Participant prior to the last day the Participant was on the active payroll. For purposes of determining the Minimum Retirement
         Benefit  under  Article 3  and  the  Surviving  Spouse
Benefit  under
         Article 4, the amount determined with reference to the Short Term
         Plan shall be the greater of (1) the Short Term Award for the last full calendar year of service prior to the earlier of the Participant's retirement, termination  or death,  or (2) the Short Term
Award granted
         with respect to any later partial calendar year of service.

1.05.    "Board"  shall mean the Board of Directors of AT&T Corp.

1.06.    "Committee"  shall  mean the  Employees'  Benefit
Committee  appointed
         by the Company to  administer  the   Pension Plan.

1.07.    "Disability Benefit Plan" shall mean a Participating
Company's Sickness
         and Accident  Disability Benefit Plan.

1.08.    "Insured  Annuitant's  Plan"  shall  mean  the AT&T
Senior  Management
         Post-Retirement Insured Annuitant's Benefit Plan established as part of the AT&T Senior Management Individual Life Insurance
Program.

1.09.    "Long  Term  Plan" shall  mean  the  AT&T Senior
Management  Long Term
         Incentive Program or predecessor long term incentive plans.

1.10.             (a)  "Participant"  for purposes of the
Disability  Allowance
                  under Article 2, shall mean an employee of a Participating
                  Company holding a position evaluated or classified as above
                  "E-band" or equivalent, except that no employee who has been notified in writing that the assignment to such position will be temporary shall be considered as a Participant for any
                  purpose under this Plan.

         (b)      "Participant" for purposes of the Minimum
Retirement  Benefit
                  under Article 3, shall mean an employee described in Section
                  1.10 (a) above, or a former employee of a Participating
                  Company who was a  Participant  under  Section
1.10 (a) on the
                  last day of employment, if such former employee is retired on a service pension under the Pension Plan.

         (c)      "Participant"  for purposes of the  Surviving
Spouse  Benefit
                  under Article 4, shall mean an employee described in Section
                  1.10 (a) above, or a former employee of a Participating
                  Company who was a  Participant  under  Section
1.10 (a) on the
                  last day of employment, if such former employee (1) is
                  eligible to receive a Disability Allowance under
Article 2, or
                  (2) is eligible to receive a Minimum  Retirement
Benefit under
                  Article 3.

         (d) "Participant" for purposes of the Death Benefit under Article
                  5, shall mean a former employee of a
Participating Company who
                  was a Participant under Section 1.10 (a) above on the last day of employment, if such former employee is eligible to receive a Disability Allowance under Article 2, or is eligible to
                  receive a Minimum Retirement Benefit under
Article 3.

         (e)      For  purposes of  Sections  1.10 (b),  1.10
(c),  and 1.10 (d)
                  above, a former employee shall be considered to
be eligible to
                  receive a Disability  Allowance  under  Article
2 or a Minimum
                  Retirement   Benefit  under  Article  3  if  he
has  met  the
                  conditions specified in Article 2 or in Article
3, even though
                  the  receipt  of  other  benefits  by  such
former   employee
                  precludes his or her receipt of any benefits under Article 2 or under Article 3.

1.11.    "Participating Company" shall mean AT&T and any
Affiliated  Corporation
         that has  elected,  with the   approval of the Committee
as required by
         Section 8.01, to participate in the Plan.

1.12.    "Pension  Plan"  shall   mean  the  AT&T  Management
Pension  Plan  or
         predecessor pension plans.

1.13.    "Plan"  shall mean this AT&T Senior Management Long Term
Disability and
         Survivor Protection Plan.

1.14.    "Short Term  Award"  means the actual  amount  awarded
(including  any
         amounts deferred pursuant to the AT&T Senior Management
Incentive Award
         Deferral Plan) annually to a Participant pursuant to the AT&T Short
         Term Incentive Plan or predecessor short term incentive plans. Short
         Term Awards shall, for purposes of this Plan, be considered to be awarded on the last day of the performance period with respect to which they are earned.

1.15.    "Short  Term  Plan"  shall mean the AT&T Short Term
Incentive  Plan or
         predecessor  short term  incentive plans.

1.16.    "Successor  Plan Sponsor" shall mean Lucent
Technologies  Inc. and any
         other corporation or entity that enters into an agreement or agreements providing for the assumption of liabilities arising under this Plan comparable to the Management Interchange Agreement dated as of April 8,
         1996, and the Employee Benefits Agreement dated as of March 29, 1996, between AT&T and Lucent Technologies Inc.

1.17. "Term of Employment" shall have the same meaning as the meaning assigned  to such  expression  in the  Pension Plan.

1.18. "Transition Participant" shall mean a Participant or a person eligible to receive a Surviving Spouse Benefit or a Death Benefit as to whom the responsibility and liability for the payment of benefits accrued or payable under this Plan has been assumed by a Successor
Plan Sponsor.





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                                    ARTICLE 2
                              DISABILITY ALLOWANCE

2.01.             (a) A Participant  shall be considered to be
"disabled" at any
                  time  during the first  fifty-two  week period
following  the
                  onset of a physical or mental  impairment,  if
such impairment
                  prevents  the   Participant   from  meeting
the   performance
                  requirements of the position held immediately preceding the onset of the physical or mental impairment.

         (b)      A Participant  shall be considered to be
"disabled"  after the
                  first fifty-two week period  following the onset
of a physical
                  or  mental   impairment  if  such   impairment
prevents  the
                  Participant  from meeting the performance
requirements of (1)
                  the  position  held  immediately  preceding
the  onset of the
                  physical or mental impairment,  (2) a similar
position, or (3)
                  any  appropriate  position  with  the  Company
or  any  other
                  Participating Company which the Participant
would otherwise be
                  capable  of   performing   by  reason  of  the
Participant's
                           background and experience.

         (c)      The  Administrator  shall make the
determination of whether a
                  Participant is disabled within the meaning of paragraph (a)
                  above; the Committee shall make such determination with
                         respect to paragraph (b) above.

2.02. A Participant who is disabled during a period described in Section
         2.01(a) shall be eligible to receive a monthly disability allowance equal to 100 percent of the Participant's monthly base salary rate on the last day the Participant was on the active payroll, reduced by any amounts described in Section 2.05(a) which are attributable to the period for which benefits are provided under this Section
2.02.

2.03. A Participant who is disabled during a period described in Section
         2.01(b) shall, prior to his or her sixty-fifth birthday, be eligible to receive a monthly disability allowance equal to sixty percent of the
         Participant's monthly base salary rate on the last day the Participant was on the active payroll, reduced by any amounts described in Section
         2.05(b) which are attributable to the period for which benefits are provided under this Section 2.03.

2.04. A Participant who is disabled during a period described in Section
         2.01(b) shall commencing with his or her sixty-fifth birthday or the start of the period described in Section 2.01 (b), if later, be eligible to receive a monthly disability allowance equal to the greater of:

         (i) one and one-quarter percent of the Participant's annual basic pay, as defined in Section 1.04, on the last day the
                  Participant was on the active payroll, or

         (ii)     if the  Participant's  Term of  Employment has
been five years
                  or more, ninety percent of  the sum of (a) the
monthly pension
                  the Participant would have been entitled to
receive commencing
                  at age sixty-five  under the Pension Plan (as in
effect on the
                  last day  the  Participant  was  on  the
active  payroll, but
                  ignoring any minimum  service  requirements
for  eligibility
                  to  a  pension),  if   the  period  after  the
last  day  the
                  Participant  was  on  the  active  payroll  and
prior  to the
                  Participant's sixty-fifth birthday  had been
included  in  the
                  Participant's  term  of  employment  as  of
the  end  of  the
                  applicable averaging  period under the Pension
Plan,  plus (b)
                  the monthly  pension the Participant  would have
been entitled
                  to receive commencing  at age 65 under the AT&T
Non-Qualified
                  Pension Plan (as in effect on the last day the
Participant was
                  on  the  active  payroll, but  ignoring  any
minimum  service
                  requirements  for  eligibility to  a pension),
if the  period
                  after the last day the Participant  was on the
active  payroll
                  and prior to the Participant's sixty-fifth
birthday  had been
                  included  in the  Participant's  Term of
Employment as of  the
                  end  of  the  applicable  averaging   period
under  the  AT&T
                  Non-Qualified Pension Plan, reduced by any amounts described in Section 2.05(c) that are attributable to the period for which benefits are provided under this paragraph.

2.05.    (a)      The  Disability  allowance  determined  for any
period  under
                  Section 2.02  shall  be  reduced  by the  sum of
the following
                  benefits  received by  the Participant  which
are attributable
                  to the period for which such disability
allowance is provided:
                  a service  pension,  deferred  vested  pension,
or  disability
                  pension  under  the Pension  Plan,  a  pension
under the AT&T
                  Excess  Benefit  and  Compensation  Plan, a
pension  under the
                  AT&T  Non-Qualified  Pension  Plan, a pension
under the  AT&T
                  Mid-Career  Pension Plan, an  accident
disability  benefit or
                  sickness  disability  benefit   under the
Disability  Benefit
                  Plan, any Workers' Compensation  Benefit, plus
any  comparable
                  benefits   provided   under  the  plans  or
programs  of  any
                  Successor Plan Sponsor and any other benefit
payments required
                  by law on account of the  Participant's
disability.  However,
                  no reduction shall be made on account of any
pension under the
                  Pension Plan at a rate greater than  the rate of
such  pension
                  on  the  date  the  Participant  first
received  such pension
                  after his or her disability, and no  reduction
shall  be made
                  on  account  of any  pension  under  the AT&T
Non-Qualified
                  Pension Plan, the  AT&T Excess Benefit and
Compensation  Plan,
                  or the AT&T Mid-Career Pension Plan at a rate
greater than the
                  rate of such pension, including adjustments if
any to  reflect
                  post-retirement incentive awards to the
Participant  under the
                  Short  Term  Plan, as  of  the  first  date
the   Participant
                  was  entitled  to  receive  such  pension
after  his  or her
                  disability.

         (b)      The  disability  allowance  determined  for
any  period under
                  Section 2.03  shall  be  reduced  by  the sum of
the following
                  benefits  received by  the Participant  which
are attributable
                  to the period for which such disability
allowance is provided:
                  a  service  pension,  deferred  vested  pension
or  disability
                  pension under  the  Pension  Plan,  a  pension
under the AT&T
                  Excess Benefit and Compensation Plan, a pension
under the AT&T
                  Non-Qualified   Pension  Plan,  a   pension
under  the  AT&T
                  Mid-Career Pension Plan, an accident  disability
benefit under
                  the  Disability   Benefit Plan, any  other
retirement  income
                  payments from the Participant's Participating
Company  or any
                  Successor Plan Sponsor,  any  Workers'
Compensation  Benefit,
                  plus  any  Social  Security  Insurance
Benefit.  However,  no
                  reduction  shall be  made on account of any
pension  under the
                  Pension Plan at  a rate  greater than the rate
of such pension
                  on the date the Participant first received such
pension  after
                  his  or  her  disability, and  no  reduction
shall be made on
                  account of any pension under the  AT&T
Non-Qualified  Pension
                  Plan,  the   AT&T  Excess  Benefit and
Compensation  Plan, or
                  under  the  AT&T  Mid-Career  Pension  Plan at a
rate  greater
                  than the rate of such pension, including
adjustments if any to
                  reflect  post-retirement incentive  awards to
the  Participant
                  under  the  Short  Term  Plan,  as  of  the
first  date   the
                  Participant  was  entitled to receive  such
pension  after his
                  or her disability, and no  reduction  shall be
made on account
                  of any Social Security  Benefit at  a  rate
greater  than the
                  rate which the  Participant  would have first
been eligible to
                  receive  after  his  or  her  disability  and
as  if no other
                  members of  his or  her family  were  eligible
for any Social
                  Security Benefit. Furthermore,  the Board of
Directors  of the
                  Company,  in   its  discretion,  may   reduce
the  disability
                  allowance by the amount of  outside
compensation  or earnings
                  of     the    Participant   for   work
performed   by    the
                  Participant  during   the  period for  which
such  disability
                  allowance is provided.

         (c)      The  disability  allowance  determined  for
any  period under
                  Section 2.04  shall  be  reduced  by  the sum of
the following
                  benefits  received by  the Participant  which
are attributable
                  to the period for which such disability
allowance is provided:
                  a service   pension,  deferred  vested  pension
or disability
                  pension under the Pension Plan, a pension under the AT&T
                  Excess Benefit and Compensation Plan, a pension under the
                  AT&T Non-Qualified Pension Plan, a pension under the AT&T
                  Mid-Career Pension Plan, an accident disability benefit under the Disability Benefit Plan, any other retirement income
                  payments  from  the  Participant's
Participating  Company  or
                  any Successor  Plan  Sponsor, plus  any
Workers'  Compensation
                  Benefit. However, no reduction shall be made on account of any pension under the Pension Plan at a rate greater than the
                  rate of such pension on the date the Participant first
                  received such pension after his or her disability, and no
                  reduction shall be made on account of any pension under the
                  AT&T  Non-Qualified  Pension Plan, the AT&T
Excess Benefit and
                  Compensation  Plan, or under the AT&T
Mid-Career  Pension Plan
                  at a rate greater than the rate of such pension, including adjustments if any to reflect post-retirement incentive awards to the Participant under the Short Term Plan, as of the first date the Participant was entitled to receive such pension
                          after his or her disability.

2.06.    For purposes of Sections  2.01(a) and 2.01(b), the
measurement of time
         following the onset of a physical or mental  impairment
shall coincide
         with the measurement of time used to calculate  periods
of Sickness and
         Accident Disability Benefits under  Sections 4 and 5 of
the  Disability
         Benefit Plan. Successive periods of physical or mental
impairment shall
         be  counted  together  in  computing  the  periods
during  which   the
         Participant shall be entitled to the benefits provided under Sections
         2.02 and 2.03, except that any disability absence after the Participant has been continuously engaged in the performance of duty for thirteen weeks shall be considered to commence a new period of physical or mental impairment under Section 2.01 (a), so that such Participant shall be entitled during such new period to the benefits provided under
         Section 2.02.

2.07. With respect to a Participant not subject to mandatory retirement at age 65 under the Age  Discrimination in Employment Act
(29 U.S.C. 631),
         the period of eligibility for the disability allowance provided in
         Section 2.03 and the period of eligibility for the disability allowance provided in Section 2.04, shall be the period described in Section
         2.03, and the period described in Section 2.04, respectively, or such other period as is required under the Age Discrimination in Employment
         Act or under any applicable governing regulations or interpretations thereunder.

                                    ARTICLE 3
                           MINIMUM RETIREMENT BENEFIT

3.01.    A Participant  described in Section  1.10(a)  whose term
of  employment
         has  been  five  years  or  more and  is  not disabled,
who terminates
         employment  on   or  after  his  or  her  sixty-second
birthday,  or a
         Participant described  in Section 1.10(b)  who is
retired  on a service
         pension under the Pension Plan, shall be eligible to
receive a  monthly
         minimum  retirement  benefit  equal to one and
one-quarter  percent of
         Participant's annual basic pay, as defined in Section
1.04, on the last
         day the  Participant  was on the active  payroll reduced
by the sum of
         the  following   benefits  received  by   the
Participant  which   are
         attributable  to the  period for  which  benefits  are
provided  under
         this  Article 3: a  service  pension or  deferred  vested
pension under
         the  Pension Plan,  a  pension  under  the  AT&T
Excess   Benefit  and
         Compensation Plan, a pension under the AT&T Non-Qualified
Pension Plan,
         a pension under the AT&T  Mid-Career  Pension Plan, and
by  any  other
         retirement  income  payments  received  by  the
Participant  from  his
         or her Participating Company or from a Successor Plan
Sponsor. However,
         no reduction shall be made on account of any pension
under the Pension
         Plan at a rate  greater  than the rate of such  pension
on the date the
         Participant  first  received  such pension after his or
her  retirement
         or other  termination of employment, and no reduction
shall be made on
         account  of  any  pension under the AT&T  Non-Qualified
Pension  Plan,
         the  AT&T Excess  Benefit and  Compensation  Plan, or
under  the  AT&T
         Mid-Career  Pension  Plan  at a  rate greater  than the
rate  of  such
         pension,  including   adjustments  if any   to reflect
post-retirement
         incentive awards   to the  Participant  under the Short
Term Plan,  as
         of the first date the Participant was entitled to receive such pension after his or her retirement or other termination of employment.

3.02. If an amendment to the Pension Plan effective on or after January 1,
         1988, provides for an increase in the service pensions of previously retired employees, then a Participant's minimum retirement benefit shall be increased pursuant to the same terms and conditions as are set forth in such Pension Plan amendment.

                                    ARTICLE 4
                            SURVIVING SPOUSE BENEFIT

4.01.     In the  event  of the  death of a  Participant,  who is
described  in
          Section 1.10(c), the surviving lawful spouse of such
Participant shall
          be eligible to receive a monthly  benefit equal to one
and one-quarter
          percent of the  Participant's  annual basic pay, as
defined in Section
          1.04, on the last day the  Participant was on the active
payroll prior
          to his or her  death  reduced  by the  sum of the
following  benefits
          received by the  Participant's  surviving  lawful spouse
on account of
          the death of the Participant and which are  attributable
to the period
          for which  benefits are provided  under this Article 4:
an annuitant's
          pension   under  the  Pension  Plan,  an  annuity
under  the  Insured
          Annuitant's Plan, an annuitant's pension under the AT&T
Excess Benefit
          and  Compensation   Plan,  an  annuitant's   pension
under  the  AT&T
          Non-Qualified Pension Plan and any other lifetime payments to such surviving lawful spouse from the Participant's
Participating  Company
          or from any Successor Plan Sponsor. However, no reduction shall be made on account of an annuitant's pension under the Pension Plan, or on  account of an  annuitant's  pension  under the AT&T
Non-Qualified
          Pension Plan or on account of an annuitant's pension under the AT&T
          Excess Benefit and Compensation Plan, or on account of any annuity under the Insured Annuitant's Plan at a rate greater than (1) the rate of such pension or annuity on the date such pension or annuity was first payable in the case of the death of a Participant who is on the active payroll or (2) the rate of such pension or annuity on the date such pension or annuity first would have been payable had the
          Participant died on the day after the last day the Participant was on the active payroll in the case of the death of a Participant who is not on the active payroll.

4.02. Notwithstanding any provision of Section 4.01 to the contrary, the surviving lawful spouse of a Participant shall not be eligible to receive benefits under this Article 4 if, prior to the Participant's death,  he could  have  elected  under  the  Pension
Plan or under any
         predecessor pension plan maintained by a Participating Company to receive a reduced pension for his or her life in order to provide thereafter an annuity for the life of his or her lawful spouse, but he declined to make such an election.

4.03. If an amendment to the Pension Plan effective on or after January 1,
         1988, provides for an increase in the survivor annuities payable under said Plan, then the Surviving Spouse Benefit payable under Section 4.01 above shall be increased pursuant to the same terms and conditions as are set forth in such Pension Plan amendment, except that no such increase  shall  apply to the  Surviving  Spouse
Benefit  related to a
         deceased Participant who had not terminated employment or died prior to the effective date of such amendment.

                                    ARTICLE 5
                                 DEATH BENEFITS

5.01.    Upon the death of a Participant described in Section
1.10(d) whose last
         day on the active payroll occurred on or after January 1, 1987, and who has not retired on a service pension or a disability pension under the
         Pension Plan, a death benefit in the amount of the Participant's annual base salary rate in effect on the last day said
Participant was on the
         active payroll shall be paid to one or more of the beneficiaries listed in Section 5.02 below as determined by the Committee, provided, however, that such death benefit shall be reduced by the sum of any death benefit paid under Section 5 of the Pension Plan on account of the Participant's death.

5.02. The persons who may be the beneficiaries of the death benefit described in Section 5.01 are the Participant's legal spouse if living with him at the time of his or her death, his or her unmarried child or children under age 23 (or over that age if physically or mentally incapable of self-support) who were being supported in whole or in part by the deceased at his or her death, or a dependent parent or parents living with the deceased at the time of his or her death or in a separate household in the vicinity of the deceased and provided by him.

5.03. If the Participant is not survived by any person listed in Section
         5.02, a death benefit up to the maximum amount shown in Section 5.01 above may be payable, at the discretion of the Committee, to any other dependent relative receiving or entitled to receive support from the deceased; if no such dependent relative survives the deceased, no death benefit will be payable under this Plan.

                                    ARTICLE 6
                                SOURCE OF PAYMENT

6.01.    Source of Payments.

         AT&T may  establish a trust to hold  assets to be used to
make  benefit
         payments  under the terms of this  Plan,  provided  such
trust does not
         cause the Plan to be  "funded"  within  the  meaning  of
ERISA.  Funds
         invested  hereunder  shall, for purposes of this Plan, be
considered to
         be  part of the  general  assets  of the  Participating
Company  which
         invested the funds,  and no  Participant,  beneficiary or
lawful spouse
         shall have any  interest  or right in such funds.  To the
extent  trust
         assets are  available,  they may be used to pay benefits
arising under
         this Plan and all costs,  charges and expenses relating
thereto. To the
         extent  that the funds held in the trust are
insufficient  to pay such
         benefits,   costs,  charges  and  expenses,  AT&T  or
the  responsible
         Participating Company shall pay such benefits, costs, charges and expenses from its general assets. In addition, AT&T may, in its sole discretion, direct that payments required under this Plan to any
         Participant or surviving lawful spouse be made through the purchase and distribution of one or more nontransferable annuity contracts or cause the trustee of the trust to purchase and distribute such annuity contracts. Any such purchase and distribution of an annuity contract shall be a full and complete discharge of the Plan's, AT&T's and the
         Participating Companies' liability for payments assumed by the issuer of the annuity  contract.  Further,  the Senior Vice
President,  Human
         Resources, may determine, in his or her sole discretion, to pay additional sums to any Senior Manager, from the Company's general assets or from the trust, if any, to reimburse the Senior Manager for additional federal and state income taxes estimated to be incurred by reason of the distribution of any such annuity contracts. The Senior
         Vice President, Human Resources shall establish a methodology or methodologies for determining the amount of such additional sums. The methodology or methodologies selected shall be those that the Senior
         Vice President, Human Resources determines, in his or her sole discretion, to be the most effective and administratively feasible for the purpose of producing after tax periodic benefit payments that approximate the after tax periodic benefit payments that would have been received by Participants in the absence of the distribution of the annuity contract.

6.02.    Unfunded Status.

         The Plan at all times shall be entirely unfunded for purposes of the
         Internal Revenue Code of 1986, and ERISA, and, except as provided in
         Section  6.01,  no provision  shall at any time be made
with respect to
         segregating any assets of a Participating Company for payment of any benefits hereunder. Funds invested hereunder shall continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by the
         Participating Company to make payments, if any, in the future. No
         Participant, spouse, beneficiary or any other person shall have any interest in any particular assets of a Participating
Company by reason
         of the right to receive a benefit under the Plan and to the extent the
         Participant, surviving lawful spouse, beneficiary or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a
         Participating Company.

                                    ARTICLE 7
                           ADMINISTRATION OF THE PLAN

7.01.    Administration and Authorities.

         The Plan shall be  administered  by the  Company and it
shall have full
         discretionary  authority  to  manage  and  control  the
operation  and
         administration of the Plan, including the power to
interpret provisions
         of  the  Plan,  make  determinations  of  fact,
promulgate  rules  and
         regulations, determine benefit eligibility of individual
and classes of
         Participants,   delegate  its  powers  and  duties
hereunder  to  the
         Committee, the Administrator or others and take such other action as it shall find necessary and appropriate to implement the provisions of the
         Plan. The Committee and the Administrator may retain attorneys, consultants, accountants or other persons (who may be employees of the
         Company or an Affiliated Corporation) to render advice and assistance and may delegate any of the authorities conferred on it to such persons as it shall determine to be appropriate to effect the discharge of its duties hereunder.  The Company, the Affiliated
Corporations and any of
         their officers and employees shall be entitled to rely upon the advice, opinions, and determinations of any such persons. Any exercise of the authorities set forth in this Section, whether by the Company, the
         Committee or its Delegate, or the Administrator, shall be final and binding upon the Company, its Affiliated Corporations, their officers, directors and affected Participants and beneficiaries.

7.02.    Committee.

         The Company has delegated to the Committee authority to make the final determination to grant or deny claims for benefits under the Plan with respect to Participants and to authorize disbursements according to the terms of the Plan.

7.03.    Indemnification.

         No member of the Board or the Committee or the
Administrator  shall be
         personally  liable  by  reason  of any  contract  or
other  instrument
         executed  by  such  individual  on his or her  behalf  or
in his or her
         capacity as a member of the Board,  Committee or the
Administrator nor
         for any  mistake  of  judgment  made  in good  faith,
and  AT&T  shall
         indemnify and hold  harmless  each member of the Board,
each member of
         the Committee,  the Administrator and each other
employee,  officer, or
         director of AT&T or any Participating Company to whom any
duty or power
         relating to the  administration  or  interpretation  of
the Plan may be
         allocated  or  delegated,   against  any  cost  or
expense  (including
         attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

7.04.    Benefit Claims and Appeals.

         (a)      Benefit  Claims.  All claims for benefit
payments  under  the
                  Plan shall be  submitted in writing  by
Participants  to  the
                  person  designated  by  the  Company  to  make
determinations
                  as to eligibility  for benefits under the Plan
and such person
                  shall notify the  Participant in writing  within
90 days after
                  receipt as to whether  the claim has been
granted or  denied.
                  This  period  may be extended for up to an
additional 90 days
                  in  unusual  cases   provided  that written
notice  of  the
                  extension is furnished to the claimant  prior to
the
                  commencement  of the  extension.  In    the
event the claim is
                  denied, such notice shall (i) set forth the specific
                  reason or reasons for denial, (ii) make
reference to the
                  pertinent Plan provisions on which the denial is based,
                  (iii)  describe  any  additional  material  or
information
                  necessary before the Participant's request may be acted upon favorably, and (iv) explain the procedure for appealing the adverse determination.

         (b)      Benefit  Appeals.  A Participant  whose claim
for benefits has
                  been denied may, within 60 days of   receipt of
any  adverse
                  benefit  determination,  appeal  such denial to
the Committee.
                  All appeals shall be in the form of a  written
statement  and
                  shall (i) set forth all of the reasons in
support of favorable
                  action on the appeal,  (ii)  identify    those
provisions  of
                  the Plan  upon  which  the  claimant  is
relying,  and (iii)
                  include  copies  of  any other  documents or
materials  which
                  may support  favorable  consideration  of   the
claim.   The
                  Committee shall decide the issues presented within
                  60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases
                  provided that written notice of the extension is furnished to the claimant prior to the commencement of the extension. The decision of the Committee shall be set forth in writing,
                  include specific reasons for the decision, refer to pertinent
                  Plan provisions on which the decision is based, and shall be final and binding on all persons affected thereby.

                                    ARTICLE 8
                       Adoption, Amendment and Termination


8.01.    Adoption of Plan.

         Any Affiliated Corporation that participates in the Pension Plan may, with the consent of the Committee, elect to participate in the Plan.
         Such Affiliated  Corporation shall become a Participating
Company as of
         the date specified by the Committee in its resolution approving the participation of the Affiliated Corporation in the Plan.

8.02.    Amendment and Termination.

         AT&T is the Sponsor of the Plan and the Board or its delegate, may from time to time amend, modify or change the Plan as set forth in this document, and the Board or its delegate (acting pursuant to the Board's delegations of authority then in effect) may terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided to any class or classes or Participants, surviving lawful spouses and beneficiaries).
         Any and all Plan amendments may be made without the consent of any employee,  Participant,  spouse  or  beneficiary.
Notwithstanding  the
         foregoing, the exercise of the power to amend, modify or terminate the
         Plan shall be subject to the limitations described in paragraphs (a)
         and (b) below.

         (a) Such amendment, modification or termination shall not affect the rights of any Participant or surviving lawful spouse,
                  without his or her consent, to any benefit under the Plan to which such Participant or surviving lawful spouse may have previously become entitled as a result of disability, death or termination of employment which occurred prior to the later of the adoption date or the effective date of such amendment or termination.

         (b)      Such  amendment,  modification  or termination
shall not
                  affect the rights of any Participant or  his or
her surviving
                  lawful spouse,  without his or her consent,  to
any future
                  benefits payable   under  Article 3 or Article
4,  provided
                  that,  prior to the later of the  adoption  date
or the
                  effective date of such amendments or
termination,  such
                  participant  either (i) had satisfied the
requirements  for
                  eligibility  for  the  benefits   described  in
Article  3,
                  other  than  the termination  of  employment
requirement,  or
                  (ii) had begun to  receive a  disability
allowance  under
                  Article 2. For  purpose of  determining  a
spouse's  benefit,
                  it shall be assumed  that a     Participant  who
is  receiving
                  a disability allowance as of the later of the adoption
                  date or effective date of such amendment will continue to
                  receive said allowance until his or her death. The annual
                  basic pay used to compute such future benefits under
                  Article 3 or Article 4  shall be the
Participant's  highest
                  annual basic pay as described in Section 1.04 on any day
                  during the term of his or her employment completed prior to the later of the adoption  date or the
effective  date of such
                  amendments  or  termination  as if the
Participant  had
                  terminated  employment on that day.

8.03.    Sale, Spin-Off, or Other Disposition of Participating
Company.

         (a) Subject to Section 8.02 of this Plan, in the event AT&T sells, spins off, or otherwise disposes of an
Affiliated Corporation,
                  or disposes of all or substantially all of the assets of an
                  Affiliated Corporation such that one or more Participants
                  terminate employment for the purposes of accepting employment with the purchaser of such stock or assets, any person
                  employed by such Affiliated Corporation who ceases to be an employee  of the  Company or an  Affiliated
Corporation  as a
                  result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating
                  Company for all relevant purposes under this Plan.

         (b)      Notwithstanding   the   foregoing   provisions
of   this
                  Section 8.03,  and subject to Section 8.02 of
this Plan, if
                  the sale, spin-off, or other disposition of the stock or
                  assets of an Affiliated Corporation is to a Successor Plan
                  Sponsor with the effect that a Participant is or becomes a
                  Transition  Participant,  the  Successor  Plan
Sponsor  shall
                  be solely liable for the payment of the pension and death
                  benefits described in this Plan, and the entitlement of
                  the Transition Participant or his or her surviving lawful
                  spouse or beneficiary to benefits under this Plan shall
                  terminate. A Transition Participant shall not be considered to have terminated his or her employment with AT&T or a
                  Participating Company for any purpose under this Plan.

                                    ARTICLE 9
                               GENERAL PROVISIONS


9.01.    Effective Date.

         This  Plan was first  adopted  with  effect  on March
17,  1976 and is
         amended and restated effective January 1, 1995. The amendments set forth herein shall be effective with respect to Participants who first become eligible for benefits under this Plan on or after January 1,
         1995.

9.02.    Assignment of Benefits.

         The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, executed upon, encumbered, or subjected to any charge or legal process; no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including without limitation, any judgment or claim for alimony, support or separate maintenance pursuant to a domestic relations  order  within the meaning of Section
206(d)(3) of ERISA and
         claims in bankruptcy proceedings. Any such attempted disposition shall be null and void.

9.03.    Claims Release.

         In case of accident  resulting  in injury to or death of
a  Participant
         which entitles the Participant or his or her surviving
lawful spouse to
         benefits under the Plan, the Participant or his or her
surviving lawful
         spouse may elect to accept such benefits or to prosecute
such claims at
         law as the Participant or the surviving  lawful spouse
may have against
         one or more Participating  Companies.  If an election is
made to accept
         the  benefits  under the Plan,  such  election  shall be
in writing and
         shall  release  such   Participating   Company  or  such
Participating
         Companies from all claims and demands that the Participant or his or her surviving lawful spouse may have against it, or against them, otherwise than under this Plan or under any other plan maintained by a
         Participating  Company,  on account of such accident.
The right of the
         Participant to a disability allowance under Article 2 of the Plan shall lapse if election to accept such benefits, as above provided, is not made within sixty days after injury, or within such greater time as the
         Company shall fix for the making of such election.

9.04.    Damage Claims or Suits.

         Should a claim other than under this Plan or under any other plan maintained by a Participating Company be presented or suit brought against a Participating Company, for damages on account of injury or death of a Participant, nothing shall be payable under this Plan on account of such injury or death  except as  provided  in
Section  9.05,
         provided, however, that the Company may, in its discretion and upon such terms as it may prescribe waive this provision if such claims be withdrawn or if such suit be discontinued.

9.05.    Judgment or Settlement.

         In case any judgment is recovered against a Participating Company or any settlement is made of any claim or suit on account of the injury or death of a Participant, and the total amount which would otherwise have been payable under the Plan and under any other plan maintained by the
         Participating Company is greater than the amount paid on account of such judgment or settlement, the lesser of (a) the difference between such two amounts or (b) the amount which would otherwise have been payable under this Plan, may in the discretion of the Company, be distributed to the beneficiaries who would have received benefits under this Plan.

9.06.    Forfeiture of Benefits.

         All Benefits to which a Participant and his or her lawful spouse would be otherwise eligible hereunder may be forfeited, at the discretion of the Board or of the Committee, if an individual without the Company's consent establishes a relationship with a competitor of the Company or engages in any activity in conflict with or adverse to the interests of the Company under the standards of the AT&T
Non-Competition  Guideline
         and as determined by the Board or the Committee in its sole discretion.

9.07.    Payment under Law.

         In the case of any benefit,  which the Committee  shall
determine to be
         of the same general  character as a payment provided by
the Plan, shall
         be payable to any participant, to his or her
beneficiaries,  his or her
         estate or his or her annuitant  under any law now in
force or hereafter
         enacted,  only the excess, if any, of the amount
prescribed in the Plan
         above the  amount of such  payment  prescribed  by law
shall be payable
         under the Plan;  provided,  however,  that no benefit
payable under the
         Plan shall be reduced by reason of any governmental
benefit or pension
         payable  on  account of  military  service or by reason
of any  benefit
         which the  recipient  would be  entitled  to  receive
under the Social
         Security Act or Railroad Retirement Act. In those cases
where,  because
         of  differences  in the  beneficiaries  or in the  time
or  methods  of
         payment  or  otherwise,  the  determination  of any such
excess is not
         ascertainable  by mere comparison but  adjustments  are
necessary,  the
         Committee  or  the   Administrator,   as  applicable,
shall,  in  its
         discretion, determine whether or not in fact any such excess exists and make the adjustments necessary to carry out in a fair and equitable manner the spirit of the provision for the payment of any such excess.

9.08.    Governing Law.

         To the extent such laws are not preempted by the laws of the United
         States of America, the Plan shall be governed by the laws of the State of New Jersey, except as to its principles of conflict of laws.

9.09.    Severability.

         If any section, clause, phrase, provision or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to other persons or circumstances.

9.10.    Facility of Payment.

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs AT&T, be paid to the same person or institution that benefit with respect to such person is paid or to be paid under the Pension
         Plan if applicable, or the Participant's lawful spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of AT&T, the Board, the Committee, the Administrator, and the Participating
         Company therefor. If any payment to which a Participant or beneficiary is entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts representing such payment or payments shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

9.11.    Headings.

         The captions of the preceding the sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provision of the
         Plan.

9.12.    Tax Withholding.

         AT&T shall withhold all federal, state, local or other taxes required by law to be withheld from payments or accruals under the Plan.

9.13.    Fiduciary Relationship.

         Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust or contract of any kind, or a fiduciary relationship between or among
         AT&T, any other Participating Company, any Affiliated
Corporation,  the
         Board, the Administrator, the Committee, any Participant, employee, any surviving lawful spouse or any other person.

9.14.    No Guarantee of Employment.

         Neither the Plan nor any action taken hereunder shall be construed as
         (i) a contract of employment or deemed to give any employee the right to be retained in the employment of a Participating
Company, the right
         to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of the Participating Company to discharge or dismiss any employee at any time.

9.15.    Plan Year.

         For purposes of administering the Plan, the plan year shall begin on January 1 and end on December 31.

9.16.    Entire Plan.

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the
         Plan shall be determined in accordance with its provisions pursuant to the procedures described in Article 7. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to
         Section 8.02.

                                   Appendix A
                              Prior Plan Provisions


Section 1.  Definition of Annual Basic Pay


For retirements occurring after August 10, 1980, and before April 15, 1991, the following was the applicable definition of "Annual Basic Pay":


"Annual Basic Pay" shall mean the Participant's annual base salary rate on the last day the Participant was on the active payroll plus, with respect to a Participant whose last day on the active payroll occurred after August 9, 1980, an amount determined with reference to the Short Term Plan, but excluding all differentials regarded as temporary or extra payments and all cash payments and distributions made under the Long Term Plan. The amount determined with reference to the Short Term Plan shall be the lesser of the Participant's standard Short Term Award in effect on the last day the Participant was on the active payroll or the Participant's position rate on the last day the participant was on the active payroll multiplied by the applicable percentage determined as follows:



                    Last Day on Active Payroll                % of
Position Rate
                    ---------------------------
------------------
             August 10, 1980 through October 30,
1981                15%
            October 31, 1981 through September 29,
1983              50%
                  On or after September 30,
1983                     60%